DISCLAIMER

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

		WA		Avg
	WA	Original	Loan	Loan	% of	Principal
FICO Score	FICO	CLTV	Count	Amount	Pool	Balance

<= 520	510	75.3	154	147,218.57	3.06	22,658,412.92
521 - 540	532	76.5	211	141,078.34	4.02	29,755,153.67
541 - 560	551	78.63	250	148,647.42	5.02	37,145,567.29
561 - 580	571	79.6	267	157,561.40	5.69	42,048,183.97
581 >=	652	83.3	3498	173,878.92	82.21	607,984,285.18

Total:	633	82.33	4380	168,926.57	100	739,591,603.03

		WA		Avg
	WA	Original	Loan	Loan	% of	Principal
Original CLTV (%)	FICO	CLTV	Count	Amount	Pool	Balance

<= 80.00	636	76.8	2345	199,982.79	63.39	468,797,713.64
80.01 - 85.00	608	84.38	357	174,828.24	8.44	62,385,848.66
85.01 - 90.00	618	89.58	558	176,651.31	13.32	98,529,778.27
90.01 - 95.00	643	94.53	221	152,319.54	4.55	33,643,762.61
95.01 - 100.00	655	99.91	899	84,862.09	10.31	76,234,499.85

Total:	633	82.33	4380	168,926.57	100	739,591,603.03

		WA		Avg
	WA	Original	Loan	Loan	% of	Principal
Debt-to-Income Ratio (%)	FICO	CLTV	Count	Amount	Pool	Balance

<= 39.99	630	81.37	1485	159,013.34	31.91	236,024,362.39
40.00 - 44.99	644	82.68	1396	176,723.73	33.35	246,619,812.21
45.00 - 49.99	627	83.21	1131	168,091.74	25.69	190,029,897.31
50.00 - 54.99	598	81.3	199	164,633.11	4.43	32,747,024.36
55.00 >=	653	82.56	169	202,269.20	4.62	34,170,506.76

Total:	633	82.33	4380	168,926.57	100	739,591,603.03

		WA		Avg
	WA	Original	Loan	Loan	% of	Principal
Occupancy Type	FICO	CLTV	Count	Amount	Pool	Balance

Non-Owner Occupied	647	75.81	102	144,294.31	1.99	14,711,045.69
Owner Occupied	633	82.47	4278	169,513.88	98.01	724,880,557.34

Total:	633	82.33	4380	168,926.57	100	739,591,603.03

		WA		Avg
	WA	Original	Loan	Loan	% of	Principal
WAC	FICO	CLTV	Count	Amount	Pool	Balance

<= 6.999	655	80.25	1531	233,833.56	48.39	357,873,078.41
7.000 - 7.999	621	82.16	1317	175,543.82	31.25	231,094,166.59
8.000 - 8.999	585	83.2	638	141,002.01	12.16	89,914,488.45
9.000 - 9.999	615	91.53	431	87,223.00	5.08	37,564,514.56
10.000 - 10.999	635	97.12	218	60,987.25	1.8	13,289,868.30
11.000 >=	642	99.2	245	40,246.43	1.33	9,855,486.72

Total:	633	82.33	4380	168,926.57	100	739,591,603.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

		WA		Avg
	WA	Original	Loan	Loan	% of	Principal
Documentation Type	FICO	CLTV	Count	Amount	Pool	Balance

12 Month Bank Statements	605	81.97	40	150,725.00	0.81	6,025,519.28
24 Month Bank Statements	626	81.91	21	201,542.38	0.57	4,229,362.47
Alternative	508	65	1	196,950.00	0.03	196,691.46
Full	606	83.7	2088	148,338.18	41.86	309,595,639.90
NINA	655	80	1	268,000.00	0.04	267,929.00
NIV	656	81.56	2059	189,545.20	52.75	390,127,073.10
Reduced	600	78.49	5	281,700.00	0.19	1,408,193.76
Stated	617	78	152	166,781.99	3.43	25,334,790.16
SIVA	656	83	13	185,307.69	0.33	2,406,403.90

Total:	633	82.33	4380	168,926.57	100	739,591,603.03

		WA		Avg
	WA	Original	Loan	Loan	% of	Principal
Others	FICO	CLTV	Count	Amount	Pool	Balance

Second Lien	664	99.42	697	53,024.13	4.99	36,928,442.22
<100k	623	87.53	1362	64,131.97	11.8	87,290,194.53
>650k	688	79.79	1	750,000.00	0.1	750,000.00
Ohio	625	86.67	63	105,134.13	0.9	6,620,967.17
Nevada	639	81.2	118	169,919.49	2.71	20,042,775.42
CA	644	80.07	1211	239,864.65	39.27	290,404,967.81

		WA		Avg
	WA	Original	Loan	Loan	% of	Principal
Credit Grades	FICO	CLTV	Count	Amount	Pool	Balance

A	697	83.67	1261	180,853.55	30.82	227,956,411.47
A-	639	82.79	1357	176,804.41	32.43	239,841,826.52
B	587	82.74	407	170,015.40	9.35	69,157,489.29
B-	561	78.81	317	151,279.24	6.48	47,934,391.19
B+	609	83.75	567	153,115.93	11.73	86,784,998.98
C	512	75.28	176	147,251.56	3.3	25,902,347.92
C+	537	77.24	295	142,487.05	5.68	42,014,137.66

Total:	633	82.33	4380	168,926.57	100	739,591,603.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

		FICO					85%
		520				581	OCLTV
FICO Score	WAC	and below	521-540	541-560	561-580	and above	and below	85.01-90	90.01-95

<= 520	8.118	100	0	0	0	0	100	0	0
521 - 540	8.205	0	100	0	0	0	91.96	7.46	0
541 - 560	7.959	0	0	100	0	0	72.29	27.22	0.44
561 - 580	7.668	0	0	0	100	0	66.98	28.3	2.3
581 >=	7.127	0	0	0	0	100	70.09	12.22	5.35

Total:	7.273	3.06	4.02	5.02	5.69	82.21	71.82	13.32	4.55

		FICO					85%
		520				581	OCLTV
Original CLTV (%)	WAC	and below	521-540	541-560	561-580	and above	and below	85.01-90	90.01-95

<= 80.00	6.94	4.68	3.93	4.2	4.77	82.42	100	0	0
80.01 - 85.00	7.378	1.15	14.33	11.5	9.31	63.71	100	0	0
85.01 - 90.00	7.475	0	2.25	10.26	12.08	75.41	0	100	0
90.01 - 95.00	7.348	0	0	0.48	2.88	96.64	0	0	100
95.01 - 100.00	8.941	0	0.23	0.03	1.34	98.41	0	0	0

Total:	7.273	3.06	4.02	5.02	5.69	82.21	71.82	13.32	4.55

		FICO					85%
		520				581	OCLTV
Debt-to-Income Ratio (%)	WAC	and below	521-540	541-560	561-580	and above	and below	85.01-90	90.01-95

<= 39.99	7.229	2.99	4.8	6.45	6.37	79.4	73.14	14.32	3.5
40.00 - 44.99	7.226	1.86	2.57	3.65	4.09	87.82	73.49	10.84	4.75
45.00 - 49.99	7.396	4.6	4.45	4.64	6.01	80.3	68.04	14.64	5.79
50.00 - 54.99	7.356	5.96	10.3	8.74	14.52	60.48	65.87	21.45	5.61
55.00 >=	7.156	0.94	0.77	3.63	2.23	92.44	77.44	9.18	2.37

Total:	7.273	3.06	4.02	5.02	5.69	82.21	71.82	13.32	4.55

		FICO					85%
		520				581	OCLTV
Occupancy Type	WAC	and below	521-540	541-560	561-580	and above	and below	85.01-90	90.01-95

Non-Owner Occupied	7.574	1.46	1.98	5.99	4.18	86.39	87.73	12.27	0
Owner Occupied	7.267	3.1	4.06	5	5.72	82.12	71.5	13.34	4.64

Total:	7.273	3.06	4.02	5.02	5.69	82.21	71.82	13.32	4.55

		FICO					85%
		520				581	OCLTV
WAC	WAC	and below	521-540	541-560	561-580	and above	and below	85.01-90	90.01-95

<= 6.999	6.395	0.31	0.67	1.72	2.77	94.52	83.99	9.76	3.94
7.000 - 7.999	7.471	4.4	4.59	5.93	7.7	77.38	70.47	16.07	5.79
8.000 - 8.999	8.416	9.92	12.8	13.2	12.4	51.67	61.21	20.94	4.26
9.000 - 9.999	9.437	5.53	12.98	11.96	7.67	61.86	30.82	16.58	3.03
10.000 - 10.999	10.337	2.8	2.72	6.55	1.94	85.99	7.74	9.47	1.97
11.000 >=	11.72	0	0	0.5	0.25	99.25	0.98	1.24	9.61

Total:	7.273	3.06	4.02	5.02	5.69	82.21	71.82	13.32	4.55

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

		FICO					85%
		520				581	OCLTV
Documentation Type	WAC	and below	521-540	541-560	561-580	and above	and below	85.01-90	90.01-95

12 Month Bank Statements	7.84	12.4	7.73	9.18	1.62	69.06	83.91	10.1	0
24 Month Bank Statements	6.857	0	0	11.34	2.98	85.68	55.65	17.46	3.3
Alternative	8.125	100	0	0	0	0	100	0	0
Full	7.373	6.75	8.01	9.15	9.11	66.98	61.37	18.32	7.52
NINA	6.375	0	0	0	0	100	100	0	0
NIV	7.185	0.09	0.8	1.6	2.7	94.81	80.46	8.65	2.3
Reduced	6.918	28.41	0	0	0	71.59	59.05	40.95	0
Stated	7.288	0.24	5.31	6.19	12.24	76.03	65.78	24.31	4.69
SIVA	8.093	0	0	0	0	100	80.36	0	2.93

Total:	7.273	3.06	4.02	5.02	5.69	82.21	71.82	13.32	4.55

		FICO					85%
		520				581	OCLTV
Others	WAC	and below	521-540	541-560	561-580	and above	and below	85.01-90	90.01-95

Second Lien	10.305	0	0	0.05	0.07	99.88	0.69	1.11	5.21
<100k	8.842	4.07	6.23	7.11	6.78	75.8	44.54	10.62	5.05
>650k	5.25	0	0	0	0	100	100	0	0
Ohio	7.807	2.38	1.85	5.27	11.14	79.37	59.18	14.34	8.68
Nevada	6.956	2.04	2.17	4.83	4.48	86.47	81.19	6.82	4.39
CA	6.877	2.16	2.82	3.53	3.9	87.58	85.52	5.89	1.88

		FICO					85%
		520				581	OCLTV
Credit Grades	WAC	and below	521-540	541-560	561-580	and above	and below	85.01-90	90.01-95

A	6.907	0	0	0	0	100	73.48	7.81	4.97
A-	7.124	0	0	0	0	100	73.14	11.68	4.36
B	7.612	0	0	0	22.78	77.22	56.35	25.66	7.57
B-	7.844	0	0	45.15	54.85	0	65.28	33.86	0.81
B+	7.414	0	0	0	0	100	63.85	15.87	6.99
C	8.116	87.48	11.09	1.44	0	0	100	0	0
C+	8.09	0	63.99	36.01	0	0	87.36	11.8	0.39

Total:	7.273	3.06	4.02	5.02	5.69	82.21	71.82	13.32	4.55

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

			$50k	$50.01-	$75.01-	$100.01-	$600.01-		Stated
FICO Score	95.01-100	100.01+	and below	75k	100k	600k	900k	$900k+	Doc

<= 520	0	0	0.64	3.9	11.15	84.31	0	0	0.26
521 - 540	0.58	0	0.65	5.48	12.15	81.72	0	0	4.52
541 - 560	0.05	0	0.58	4.11	12.03	83.28	0	0	4.22
561 - 580	2.43	0	0.58	4.31	9.19	85.92	0	0	7.37
581 >=	12.34	0	2.11	3.51	5.27	88.37	0.74	0	3.56

Total:	10.31	0	1.84	3.68	6.29	87.59	0.61	0	3.75

			$50k	$50.01-	$75.01-	$100.01-	$600.01-		Stated
Original CLTV (%)	95.01-100	100.01+	and below	75k	100k	600k	900k	$900k+	Doc

<= 80.00	0	0	0.26	1.95	4.8	92.17	0.82	0	3.65
80.01 - 85.00	0	0	0.15	2.86	6.65	89.3	1.04	0	2.38
85.01 - 90.00	0	0	0.26	2.87	6.28	90.59	0	0	6.25
90.01 - 95.00	0	0	3.34	3.89	5.88	86.89	0	0	3.74
95.01 - 100.00	100	0	14.33	15.93	15.29	54.45	0	0	2.26

Total:	10.31	0	1.84	3.68	6.29	87.59	0.61	0	3.75

			$50k	$50.01-	$75.01-	$100.01-	$600.01-		Stated
Debt-to-Income Ratio (%)	95.01-100	100.01+	and below	75k	100k	600k	900k	$900k+	Doc

<= 39.99	9.03	0	2.01	3.9	7.17	85.53	1.39	0	4.44
40.00 - 44.99	10.92	0	1.84	3.46	5.66	89.04	0	0	2.71
45.00 - 49.99	11.53	0	1.81	3.69	6.22	87.63	0.65	0	4.98
50.00 - 54.99	7.07	0	0.94	4.07	8.7	86.29	0	0	1.93
55.00 >=	11.01	0	1.69	3.26	2.73	92.32	0	0	1.43

Total:	10.31	0	1.84	3.68	6.29	87.59	0.61	0	3.75

			$50k	$50.01-	$75.01-	$100.01-	$600.01-		Stated
Occupancy Type	95.01-100	100.01+	and below	75k	100k	600k	900k	$900k+	Doc

Non-Owner Occupied	0	0	1.86	9.66	5.87	82.62	0	0	10.64
Owner Occupied	10.52	0	1.84	3.56	6.29	87.69	0.62	0	3.61

Total:	10.31	0	1.84	3.68	6.29	87.59	0.61	0	3.75

			$50k	$50.01-	$75.01-	$100.01-	$600.01-		Stated
WAC	95.01-100	100.01+	and below	75k	100k	600k	900k	$900k+	Doc

<= 6.999	2.3	0	0.02	0.48	2.03	96.73	0.74	0	2.93
7.000 - 7.999	7.67	0	0.17	2.05	7.53	89.43	0.81	0	5.12
8.000 - 8.999	13.59	0	0.77	5.66	12.13	81.43	0	0	4.25
9.000 - 9.999	49.56	0	9.35	22.18	19.95	48.53	0	0	2.39
10.000 - 10.999	80.82	0	25.83	34.04	15.71	24.42	0	0	2.47
11.000 >=	88.18	0	55.59	28.35	13.48	2.58	0	0	3.77

Total:	10.31	0	1.84	3.68	6.29	87.59	0.61	0	3.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

			$50k	$50.01-	$75.01-	$100.01-	$600.01-		Stated
Documentation Type	95.01-100	100.01+	and below	75k	100k	600k	900k	$900k+	Doc

12 Month Bank Statements	6	0	2.69	3.31	10.05	83.95	0	0	0
24 Month Bank Statements	23.59	0	0	1.63	2.27	81.12	14.98	0	0
Alternative	0	0	0	0	0	100	0	0	0
Full	12.8	0	1.74	4.36	9.05	84.41	0.44	0	0
NINA	0	0	0	0	0	100	0	0	0
NIV	8.6	0	1.97	3.13	4.17	90.24	0.49	0	0
Reduced	0	0	0	0	0	100	0	0	0
Stated	5.21	0	1.1	4.4	5.18	89.31	0	0	100
SIVA	16.71	0	3.82	5.38	7.26	58.21	25.33	0	100

Total:	10.31	0	1.84	3.68	6.29	87.59	0.61	0	3.75

			$50k	$50.01-	$75.01-	$100.01-	$600.01-		Stated
Others	95.01-100	100.01+	and below	75k	100k	600k	900k	$900k+	Doc

Second Lien	92.99	0	33.3	31.72	20.97	14.01	0	0	2
<100k	39.78	0	15.58	31.16	53.26	0	0	0	3.55
>650k	0	0	0	0	0	0	100	0	0
Ohio	17.8	0	2.67	9.49	14.57	73.26	0	0	0
Nevada	7.6	0	2.41	3.17	1.32	93.09	0	0	5.38
CA	6.71	0	0.74	2.24	2.72	93.17	1.13	0	4.83

			$50k	$50.01-	$75.01-	$100.01-	$600.01-		Stated
Credit Grades	95.01-100	100.01+	and below	75k	100k	600k	900k	$900k+	Doc

A	13.74	0	2.38	3.4	4.31	89.03	0.88	0	2.61
A-	10.82	0	2.22	3.29	4.92	88.78	0.78	0	3.21
B	10.42	0	0.29	3.37	7.09	88.34	0.92	0	7.36
B-	0.05	0	0.61	4.59	10.55	84.25	0	0	5.43
B+	13.3	0	2.18	4.45	7.94	85.43	0	0	4.53
C	0	0	0.56	4.74	11.18	83.52	0	0	0.23
C+	0.46	0	0.74	4.62	12.18	82.46	0	0	5.73

Total:	10.31	0	1.84	3.68	6.29	87.59	0.61	0	3.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

	Limited
	Reduced
FICO Score	Doc	5 yr IO	DTI>45	DTI>50

<= 520	1.77	0	48.62	10.02
521 - 540	0	0.91	40.63	12.22
541 - 560	0	0	34.79	11.05
561 - 580	0	3.12	40.26	13.12
581 >=	0.17	41.81	33.55	8.45

Total:	0.19	34.58	34.74	9.04

	Limited
	Reduced
Original CLTV (%)	Doc	5 yr IO	DTI>45	DTI>50

<= 80.00	0.18	45.63	33.1	9.1
80.01 - 85.00	0	24.59	35.53	8.6
85.01 - 90.00	0.59	22.1	38.55	10.31
90.01 - 95.00	0	11.61	40.59	7.88
95.01 - 100.00	0	1.07	36.71	7.94

Total:	0.19	34.58	34.74	9.04

	Limited
	Reduced
Debt-to-Income Ratio (%)	Doc	5 yr IO	DTI>45	DTI>50

<= 39.99	0.14	34.93	0	0
40.00 - 44.99	0.16	42.71	0	0
45.00 - 49.99	0.35	26.13	100	0
50.00 - 54.99	0	14.19	100	99.92
55.00 >=	0	40.1	100	100

Total:	0.19	34.58	34.74	9.04

	Limited
	Reduced
Occupancy Type	Doc	5 yr IO	DTI>45	DTI>50

Non-Owner Occupied	0	7.68	31.4	7.73
Owner Occupied	0.19	35.13	34.81	9.07

Total:	0.19	34.58	34.74	9.04

	Limited
	Reduced
WAC	Doc	5 yr IO	DTI>45	DTI>50

<= 6.999	0.17	56.29	32.49	9.09
7.000 - 7.999	0.35	21.74	34.46	8.19
8.000 - 8.999	0	4.53	43.72	11.47
9.000 - 9.999	0	0	35.59	7.88
10.000 - 10.999	0	0	39.93	10.12
11.000 >=	0	0	30.78	8.4

Total:	0.19	34.58	34.74	9.04

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

	Limited
	Reduced
Documentation Type	Doc	5 yr IO	DTI>45	DTI>50

12 Month Bank Statements	0	7.04	30.4	3.7
24 Month Bank Statements	0	11.68	31.8	0
Alternative	0	0	0	0
Full	0	16.59	40.98	13.84
NINA	0	100	0	0
NIV	0	50.79	29.64	5.82
Reduced	100	59.03	47.41	0
Stated	0	13.23	41.36	4.43
SIVA	0	37	4.47	0

Total:	0.19	34.58	34.74	9.04

	Limited
	Reduced
Others	Doc	5 yr IO	DTI>45	DTI>50

Second Lien	0	0	35.53	9.02
<100k	0	2.28	33.66	8.12
>650k	0	100	0	0
Ohio	0	22.57	40.93	11.17
Nevada	0.82	49.73	34.51	7.95
CA	0.29	60.26	31.9	10.19

	Limited
	Reduced
Credit Grades	Doc	5 yr IO	DTI>45	DTI>50

A	0	52.29	30.45	8.46
A-	0.35	47.69	32.07	7.32
B	0	6.17	43.26	9.08
B-	0	0.55	36.73	13.82
B+	0.19	20.03	39.57	11.22
C	1.54	0	47.46	9.92
C+	0	0.64	39.17	11.52

Total:	0.19	34.58	34.74	9.04

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.